Related Parties	12 Months Ended
Sep. 30, 2017
Related Parties [Abstract]
Related Parties

NOTE 16 - RELATED PARTIES

The Company is subject to a stockholder agreement, dated February 9, 2010 (“Stockholder Agreement”), with its majority shareholder, HRG Group, Inc. (“HRG”), which provides certain protective provisions in favor of minority stockholders and provides certain rights and imposes certain obligations on HRG and its affiliates, including:

•

for so long as the HRG and their affiliates beneficially own 40% or more of the outstanding voting securities of the Company, HRG and the Company will cooperate to ensure, to the greatest extent possible, the continuation of the structure of the Company’s board of directors as described in the Stockholder Agreement;

•

HRG will not effect any transfer of equity securities of the Company to any person that would result in such person and its affiliates owning 40% or more of the outstanding voting securities of the Company, unless specified conditions are met; and

•	HRG will be granted certain access and informational rights with respect to the Company and its subsidiaries.

Certain provisions of the Stockholder Agreement terminate on the date on which the HRG no longer constitutes a Significant Stockholder (as defined in the Stockholder Agreement). The Stockholder Agreement terminates when any person, including HRG, acquires 90% or more of the outstanding voting securities of the Company.

HRG and the Company also entered into a registration rights agreement, dated as of February 9, 2010 (the “Registration Rights Agreement”), pursuant to which HRG and its affiliates have, among other things and subject to the terms and conditions set forth therein, certain demand and so-called “piggy back” registration rights with respect to their shares of the Company’s common stock.

Jefferies LLC (“Jefferies”), a wholly owned subsidiary of Leucadia National Corporation, which through subsidiaries beneficially owns more than 10% of the outstanding common stock of HRG, which in turn owns 58% of the Company’s outstanding common stock. For the year ended September 30, 2016, Jefferies acted as one of the initial purchasers for SBI’s offering of €425 million of its 4.00% Notes due 2026, for which Jefferies received $0.3 million in discounts, commissions and reimbursements of expenses. For the year ended September 30, 2015, Jefferies acted as (i) one of the initial purchasers for SBI’s offering of $1.0 billion of its 5.75% Notes due 2025, for which Jefferies received $2.6 million in discounts, commissions and reimbursements of expenses, (ii) one of the underwriters for the Company’s $575 million offering of common stock in May 2015, for which Jefferies received $1.5 million in discounts, commissions and reimbursements of expenses, and (iii) one of the financing institutions that committed to provide “back stop” bridge facilities in an aggregate amount of $1.5 billion in connection with the financing of the AAG acquisition, for which Jefferies received $2.1 million in fees and reimbursements of expenses.